UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2007

SVI MEDIA, INC.
(Formerly Oxford Media, Inc.)
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation or organization)	000-51125 (Commission File Number)	20-3270909 (I.R.S. Employer Identification Number)

1520 W. Altorfer Drive
Peoria, Illinois 61615-1529
(Address of principal executive offices) (Zip Code)

(800) 255-1143
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

On November 20, 2007, Rick Winston resigned as a member of the company’s Board of Directors, effective as of November 23, 2007.  Mr. Winston will continue to serve as a consultant to the company through his firm, E. H. Winston & Associates.

On November 20, 2007, Brian Weiss, though his advisory firm, BSW & Associates resigned as the company’s interim chief financial officer, effective as of November 26, 2007.  Mr. Weiss and BSW & Associates will continue to advise the company in a non-executive capacity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVI MEDIA, INC.
(Registrant)

/s/ BRIAN WEISS
Brian Weiss
Interim Chief Financial Officer
DATE: November 23, 2007